UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2016

HAYNES INTERNATIONAL, INC.

(Exact name of registrant as specified in
its charter)

Delaware	001-33288	06-1185400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 West Park Avenue Kokomo, Indiana	46904-9013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 456-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 7, 2016, Haynes International, Inc. (the “Company”) amended its Credit Facility to extend the term an additional five years and reduce costs of the agreement with lower unused line fees and certain administrative fees.  The Company entered into Amendment No. 2 to Third Amended and Restated Loan and Security Agreement (the “Amendment”) which amended that certain Third Amended and Restated Loan and Security Agreement, dated July 14, 2011, as amended September 17, 2013, by and among the Company, Haynes Wire Company, the Lenders (as defined in the Credit Agreement), JPMorgan Chase Bank, N.A., as documentation agent, and Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Central), as the agent for the Lenders (as amended, the “Credit Agreement”).  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Among other items, the Amendment (a) accounts for Haynes Wire Company’s merger with and into the Company as of May 2, 2016, resulting in the Company being the only current borrower under the Credit Agreement, (b) extends the term of the Credit Agreement and the financing arrangements thereunder from July 14, 2016 to July 7, 2021, (c) reduces the unused line fee from two hundred fifty one thousandths percent (.25%) per annum to one-fifth of one percent (.20%) per annum, (d) reduces the percentage of Excess Availability to Maximum Credit under which the Fixed Charge Coverage Ratio applies and a Direct Remittance Event exists from twelve and one-half percent (12.5%) to ten percent (10%), (e) provides for quarterly (rather than monthly) delivery of a Borrowing Base Certificate so long as no Loans are outstanding, and decreases the threshold of Excess Availability under which weekly delivery would be required from $18,000,000 to $15,000,000, and (f) eliminates the Fixed Charge Coverage Ratio requirement for dividends and stock repurchases when Excess Availability is greater than twenty percent (20%) of the Maximum Credit.

The foregoing description of the Amendment does not purport to be a complete statement of the parties’ rights under the Amendment and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statement and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(d)           Exhibits

10.1           Amendment No. 2 to Third Amended and Restated Loan and Security Agreement by and among, Haynes International, Inc., JPMorgan Chase Bank, N.A., the lenders party thereto, and Wells Fargo Capital Finance, LLC, dated July 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Haynes International, Inc.

Date: July 13, 2016	By:	/s/ Janice Gunst
Janice Gunst
Vice President—General Counsel

Exhibit Index

Exhibit No.	Description

10.1

Amendment No. 2 to Third Amended and Restated Loan and Security Agreement, by and among Haynes International, Inc., JPMorgan Chase Bank, N.A., the lenders party thereto, and Wells Fargo Capital Finance, LLC, dated July 7, 2016.